Exhibit 99.P3
                               MDL ADVISORS, INC.

                                 CODE OF ETHICS
                            Adopted Under Rule 17j-1


The MDL Advisors, Inc. ("MDL" or the "Adviser"), is confident that its officers, Directors, and employees act with integrity and good faith. The Adviser recognizes, however, that personal interests may conflict with the MDL Broad Market Fixed Income Portfolio and the MDL Large Cap Growth Equity Portfolio (each a "Fund," collectively, the "Funds") interests where officers, Directors or employees:

         *    know about the Funds' present or future portfolio transactions; or

         *    have the power to influence the Funds' portfolio transactions; and

C engage in Securities transactions for their personal account(s).

In an effort to prevent any conflicts from arising and in accordance with Rule 17j-1 under the Investment Company Act of 1940, the Adviser has adopted this code of ethics (the "Code") to address transactions that may create or appear to create conflicts of interest, and to establish reporting requirements and enforcement procedures.
(Definitions of underlined terms are included in Appendix I.)

I.       ABOUT THIS CODE OF ETHICS

      A.   WHO IS COVERED BY THE CODE OF ETHICS?

         *    All Adviser officers;

         *    All Adviser Directors; and

C        *      All Adviser employees.

      B. WHAT RULES APPLY TO ME?

         This Code sets forth specific prohibitions regarding Securities transactions. All officers, Directors and employers of the Adviser are considered both access persons and investment personnel, as defined in Appendix I attached hereto. As such, all of the prohibitions and restrictions contained in this Code are universally applicable.

         The Code also sets out certain reporting  requirements attached in Part
         A.

II.      STATEMENT OF GENERAL PRINCIPLES

         In recognition of the trust and confidence placed in the Adviser by the Funds, and because the Adviser believes that its operations should benefit the Funds' shareholders, the Adviser has adopted the following universally applicable principles:

         A. The interest of the Funds' shareholders are paramount. You must place shareholder interests before your own.

         B. You must accomplish all personal securities transactions in a manner that avoids a conflict (or the appearance of a conflict) between your personal interests and those of the Funds or its shareholders.

         C. You must avoid actions or activities that allow (or appear to allow) you or your family to benefit from your position with the Adviser, or that bring into question your independence or judgment.

III.     PROHIBITIONS AND RESTRICTIONS APPLICABLE TO MDL PERSONNEL

         A.       Prohibition Against Fraud, Deceit and Manipulation.

                  You cannot, in connection with the purchase or sale, directly or indirectly, of a Security held or to be acquired by the
                  Funds:

                  1. Employ any device, scheme or artifice to defraud the Funds;

                  2. Make, to the Funds, any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

                  3. Engage in any act, practice or course of business that operates or would operate as a fraud or deceit upon the Funds; or

                  4. Engage in any manipulative practice with respect to the Funds.

         B.       LIMITS ON ACCEPTING OR RECEIVING GIFTS.

                  Access persons cannot accept or receive any gift of more than de minimis value from any person or entity in connection with the Funds' (or any series thereof) entry into a contract, development of an economic relationship, or other course of dealing by or on behalf of the Funds.

         C.       BLACKOUT PERIOD ON PERSONAL SECURITIES TRANSACTIONS.

                  ACCESS PERSONS who in connection with their regular duties, make, participate in, or obtain information regarding the purchase or sale of Securities by the Funds and any Natural Control Persons who obtain information regarding recommendations of Securities made to the Funds may not purchase or sell, directly or indirectly, any Security in which they have (or by reason of such transaction acquire) any beneficial ownership on the same day as the same (or a related) Security is being purchased or sold by the Funds (or any series thereof).

         D.       PROHIBITION ON SELLING RECENTLY-ACQUIRED SECURITIES.

                  ACCESS PERSONS who, in connection with their regular duties, make, participate in, or obtain information regarding the purchase or sale of Securities by the Funds; and Natural Control Persons who obtain information concerning recommendations of Securities made to the Funds may not sell a Security within 60 days of acquiring that Security.

         E.       PRE-APPROVAL OF INVESTMENTS IN IPOS AND LIMITED OFFERINGS.

                  Access persons who, in connection with their duties, make or participate in making recommendations regarding the purchase or sale of securities by the Funds or Natural Control Persons who obtain information concerning recommended securities must obtain approval from the Review Officer, (as defined in Section V below), before directly or indirectly acquiring beneficial ownership of any securities in an IPO or limited offering.

IV.      REPORTING REQUIREMENTS

         Subject to Section VII hereof, all officers, Directors and persons with access must comply with the reporting requirements set forth in Part A.

V.       REVIEW AND ENFORCEMENT OF THE ADVISER'S CODE

         A.       Appointment of a Review Officer.

                  A review officer (the "Review Officer") will be appointed by the [President] to perform the duties described in this
                  Section V.

         B.       The Review Officer's Duties and Responsibilities.

                  The Review Officer shall notify each person who becomes an access person of the Adviser and who is required to report under this Code of Ethics and their reporting requirements no later than 10 days before the first quarter in which such person is required to begin reporting.

                  The Review Officer will, on a quarterly basis, compare all reported personal Securities transactions with the Funds' completed portfolio transactions and a list of Securities that were being considered for purchase or sale by the Funds' investment adviser(s) during the period to determine whether a Code violation may have occurred. Before determining that a person has violated the Code, the Review Officer must give the person an opportunity to supply explanatory material.

                  If the Review Officer finds that a Code violation may have occurred, or believes that a Code violation may have occurred, the Review Officer must submit a written report regarding the possible violation, together with the confidential report and any explanatory material provided by the person, to the President. The President will independently determine whether the person violated the Code.

                  No person is required to participate in a determination of whether he or she has committed a Code violation or discuss the imposition of any sanction against himself or herself.

                  The Review Officer will submit his or her own reports, as may be required pursuant to Part A hereof, to an Alternate Review Officer who shall fulfill the duties of the Review Officer with respect to the Review Officer's reports.

                  1. The Review Officer will create a written report detailing any approval(s) granted to access persons fir the purchase of securities offered in connection with an IPO or a limited offering. The report must include the rationale supporting any decision to approve such a purchase.

         C.       Resolution; Sanction(s).

                  If the [President] finds that a person has violated the Code, the [President] will approve a proposed resolution of the situation or, if appropriate, impose upon the person sanctions that the [President] deems appropriate and will report the violation and the resolution and/or sanction imposed to the Funds= Board of Trustees at the next regularly scheduled board meeting unless, in the sole discretion of the [President], circumstances warrant an earlier report.

VI.      ANNUAL WRITTEN REPORT TO THE BOARD

         At least once a year, the Adviser will provide the Funds' Board of Trustees a written report that includes:

         A. Issues Arising Under the Code. The reports must describe any issue(s) that arose during the previous year under the codes or procedures thereto, including any material code or procedural violations, and any resulting sanction(s);

         B. The Review Officer, [President], investment adviser(s) (including any sub-advisers) and principal underwriter(s) may report to the Board more frequently as they deem necessary or appropriate and shall do so as requested by the Board; and

         C.       Certification.   Each   report  must  be   accompanied   by  a
                  certification to the Board that the Funds, investment adviser(s) (including any sub-advisers), and principal underwriter(s) have adopted procedures reasonably necessary to prevent their access persons from violating their code of ethics.

VII.     INTERRELATIONSHIP WITH THE FUNDS' CODE OF ETHICS

         A.       General Principle.

                  A person who is both an officer and/or Trustee of the Funds and an officer, Director, and/or employee of the Adviser, is only required to report under this Code of Ethics.

         B.       Procedures.  The [President] of the Adviser shall:

                  1. Submit to the Board of Trustees of the Funds (the "Board") a copy of this code of ethics;

                  2. Promptly furnish to the Board, upon request, copies of any reports made under this code of ethics by any person who is also covered by the Funds' code;

                  3. Promptly report to the Board in writing any material amendments to this code of ethics; and

                  4. Immediately furnish to the Board, without request, all material information regarding any violation of this code of ethics by any person.

VIII.    RECORDKEEPING

         The Adviser will maintain records as set forth below. These records will be maintained in accordance with Rule 31a-2 under the 1940 Act and the following requirements. They will be available for examination by representatives of the Securities and Exchange Commission and other regulatory agencies.

         A. A copy of this Code and any other code adopted by the Adviser, which is, or at any time within the past five years has been, in effect will be preserved in an easily accessible place.

         B. A record of any Code violation and of any sanctions taken will be preserved in an easily accessible place for a period of at least five years following the end of the fiscal year in which the violation occurred.

         C. A copy of each Quarterly Transaction Report, Initial Holdings Report, and Annual Holdings Report submitted under this Code, including any information provided in lieu of any such reports made under the Code (see Part A for more information about reporting), will be preserved for a period of at least five years from the end of the fiscal year in which it is made, for the first two years in an easily accessible place.

         D. A record of all persons, currently or within the past five years, who are or were required to submit reports under this Code, or who are or were responsible for reviewing these reports, will be maintained in an easily accessible place.

         E. A copy of each annual report required by Section VI of this Code must be maintained for at least five years from the end of the fiscal year in which it is made, for the first two years in any easily accessible place.

         F. A record of any decision, and the reasons supporting the decision, to approve the acquisition of securities acquired in an IPO or limited offering, must be maintained for at least five years after the end of the fiscal year in which the approval is granted.

IX.      MISCELLANEOUS

         A. CONFIDENTIALITY. All reports and other information submitted to the Board pursuant to this Code will be treated as confidential, provided that such reports and information may be produced to the Securities and Exchange Commission and other regulatory agencies.

         B. INTERPRETATION OF PROVISIONS. The President may from time to time adopt such interpretations of this Code as it deems appropriate.

         C. COMPLIANCE CERTIFICATION. Within 10 days of becoming an access person of the Funds, and each year thereafter, each such person must complete the Compliance Certification, attached as Appendix V.

Adopted this ________ day of ______________, 200__.

                                     PART A

              ACCESS PERSONS AND EMPLOYEES WITH INFORMATION ACCESS


I.       LIST OF SECURITIES HOLDINGS

         A.       INITIAL HOLDINGS REPORT.

                  You must submit a listing of all Securities you beneficially own, as well as all of your securities accounts, as of the date you first become subject to this Code's reporting requirements. You must submit this list to the Review Officer within 10 days of the date you first become subject to this Code's reporting requirements. An Initial Holdings Report Form is attached as Appendix III.

         B.       ANNUAL HOLDINGS REPORT.

                  Each year, you must submit to the Review Officer a listing of all Securities you beneficially own, as well as all of your securities accounts. Your list must be current as of a date no more than 30 days before you submit the report. An Annual Holdings Report Form is attached as Appendix IV.

II.      REQUIRED TRANSACTION REPORTS

         A.       QUARTERLY TRANSACTION REPORTS.

                  1. Each quarter, you must report all of your Securities transactions effected, as well as any securities accounts you established, during the quarter. You must submit your report to the Review Officer no later than 10 days after the end of each calendar quarter. A Quarterly Personal Securities Transactions Report Form is included as Appendix II.

                  2. If you had no reportable transactions and did not open any securities accounts during the quarter, you are still required to submit a report. Please note on your report that you had no reportable items during the quarter, and return it, signed and dated.

                  3. You need not submit a quarterly report if the report would duplicate information contained in broker trade confirmations or account statements received by the Funds, provided that all required information is contained in the broker trade confirmations or account statements and is received by the Review Officer no later than 10 days after the end of the calendar quarter. Please see the Review Officer for more information about this reporting mechanism.

         B. What Securities Transactions and Accounts Are Covered under the Quarterly Reporting Obligation?

                  You must report all transactions in Securities that: (i) you directly or indirectly beneficially own; or (ii) because of the transaction, you acquire direct or indirect beneficial ownership. You must also report all of your accounts in which any securities were held for your direct or indirect benefit.

         C.       WHAT  SECURITIES  AND  TRANSACTIONS  MAY BE EXCLUDED  FROM THE
                  REPORT?

                  You are not required to detail or list the following items on your reports:

                  1. Purchases or sales effected for any account over which you have no direct or indirect influence or control;

                  2. Purchases you made solely with the dividend proceeds received in a dividend reinvestment plan or that are part of an automatic payroll deduction plan, where you purchased a Security issued by your employer;

                  3. Purchases effected on the exercise of rights issued by an issuer pro rata to all holders of a class of its Securities, as long as you acquired these rights from the issuer, and sales of such rights;

                  4. Purchases or sales which are non-volitional, including purchases or sales upon the exercise of written puts or calls and sales from a margin account pursuant to a bona fide margin call; and

                  5. Purchases or sales of any of the following securities:

                     *   Direct obligations of the U.S. government;

                     * Banker's acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; and

                     *   Shares  issued  by  registered,   open-end   investment
                         companies.

         You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect beneficial ownership in the Security included in the report.

                                   APPENDIX I
                                   DEFINITIONS

                                  General Note

The definitions and terms used in this Code of Ethics are intended to mean the same as they do under the 1940 Act and the other federal securities laws. If a definition hereunder conflicts with the definition in the 1940 Act or other federal securities laws, or if a term used in this Code is not defined, you should follow the definitions and meanings in the 1940 Act or other federal securities laws, as applicable.

Access person means:

                     * any Trustee or officer of the Funds or of the Funds' investment adviser;

                     * any employee of the Funds or its investment adviser (or of any company in a control relationship to the Funds or investment adviser) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of Securities by the Funds or whose functions relate to the making of any recommendations with respect to the purchases or sales; and

                     * any natural person in a control relationship to the Funds or its investment adviser, who obtains information concerning recommendations made to the Funds with regard to the purchase or sale of Securities by the Funds.

Affiliated director means a director of the Adviser who is an "interested person" of the Adviser within the meaning of Section 2(a)(19) of the 1940 Act. As of [date], the Adviser's affiliated director(s) is: [LIST AFFILIATED DIRECTOR(S)]

Beneficial ownership means the same as it does under Section 16 of the Securities Exchange Act of 1934 and Rule 16a-1(a)(2) thereunder. You should generally consider yourself the "beneficial owner" of any Securities in which you have a direct or indirect pecuniary interest. In addition, you should consider yourself the beneficial owner of Securities held by your spouse, your minor children, a relative who shares your home, or other persons by reason of any contract, arrangement, understanding or relationship that provides you with sole or shared voting or investment power.

Control means the same as it does under Section 2(a)(9) of the 1940 Act. Section 2(a)(9) provides that "control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. Ownership of 25% or more of a company's outstanding voting securities is presumed to give the holder of such securities control over the company. The facts and circumstances of a given situation may counter this presumption.

HIGH QUALITY SHORT-TERM DEBT INSTRUMENT means any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized statistical rating organization (e.g., Moody's Investors Service).

INITIAL PUBLIC OFFERING ("IPO") means an offering of Securities registered under the Securities Act of 1933, the issuer of which, immediately before registration, was not subject to the reporting requirements of section 13 or section 15(d) of the Securities Exchange Act of 1934.

INVESTMENT PERSONNEL of the Funds or of a Funds' investment adviser means any employees of the Funds or investment adviser who, in connection with his or her regular duties, makes or participates in making recommendations regarding the purchase or sale of Securities by the Funds.

As of [DATE], the Adviser's INVESTMENT PERSONNEL include: [LIST OF QUALIFYING EMPLOYEES]

LIMITED OFFERING means an offering that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2), Section 4(6), Rule 504, Rule 505 or Rule 506 (e.g., private placements).

NONAFFILIATED DIRECTOR means a director of the Adviser who is not an "interested person" of the Adviser within the meaning of Section 2(a)(19) of the 1940 Act. As of [DATE], the Adviser's NONAFFILIATED DIRECTOR(S) are: [LIST NAMES OF NONAFFILIATED DIRECTOR(S)]

ADVISER OFFICERS means any person lawfully elected by the Board and authorized to act on behalf of the Adviser. As of [date], the Adviser's Officers are: [List Adviser officers]

PURCHASE OR SALE OF A SECURITY includes, among other things, the writing of an option to purchase or sell a Security.

SECURITY means the same as it does under Section 2(a)(36) of the 1940 Act, except that it does not include direct obligations of the U.S. government or its agencies, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments, including repurchase agreements, or shares issued by registered, open-end investment companies.

A Security held or to be acquired by the Funds means (A) any Security that within the most recent 15 days, (i) is or has been held by the Funds, or (ii) is being or has been considered by the Fund's adviser or sub-adviser for purchase by the Fund; and (B) any option to purchase or sell, and any Security convertible into or exchangeable for any Security.

A Security is being purchased or sold by the Fund from the time a purchase or sale program has been communicated to the person who places buy and sell orders for the Fund until the program has been fully completed or terminated.

A Security is being considered for purchase or sale by a Fund when a Security is identified as such by the Adviser to the Fund.

                                   APPENDIX II
                               MDL ADVISORS, INC.
                QUARTERLY PERSONAL SECURITIES TRANSACTIONS REPORT

Name of Reporting Person: ______________________________________________________

Calendar Quarter Ended:_________________________________________________________

Date Report Due:________________________________________________________________

Date Report Submitted:__________________________________________________________

Securities Transactions

------------------------------------------------------------------------------------------------------------------------------------
                       Name of          No. Of           Principal                                        Name of Broker,
     Date of         Issuer and       Shares (if           Amount,            Type of                      Dealer or Bank
   Transaction        Title of        applicable)      Maturity Date        Transaction      Price           Effecting
                      Security                       and Interest Rate                                      Transaction
                                                      (if applicable)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

If you had no reportable transactions during the quarter, please check here. [ ]

If you do not want this report to be construed as an admission that you have beneficial ownership of one or more securities reported above, please describe below and indicate which securities are at issue._______________________________

________________________________________________________________________________


Securities Accounts
If you established an account within the quarter, please provide the following information:

------------------------------------------------------------------------------------------------------------------------------------
     Name of Broker, Dealer or Bank               Date Account was Established                 Name(s) on and Type of Account
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

If you did not establish a securities account during the quarter, please check here. [ ]

I CERTIFY THAT I HAVE INCLUDED ON THIS REPORT ALL SECURITIES TRANSACTIONS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.

--------------------------------------        -------------------
Signature                                     Date

                                      III-1
                                  APPENDIX III
                               MDL ADVISORS, INC.
                             INITIAL HOLDINGS REPORT

Name of Reporting Person: ______________________________________________________

Date Person Became Subject to the Code's Reporting Requirements: _______________

Information in Report Dated as of: _____________________________________________

Date Report Due: _______________________________________________________________

Date Report Submitted: _________________________________________________________

Securities Holdings

------------------------------------------------------------------------------------------------------------------------------------
          Name of Issuer and Title of             No. of Shares (if applicable)           Principal Amount, Maturity Date
                    Security                                                             and Interest Rate (if applicable)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

If you have no securities holdings to report, please check here.  [ ]

If you do not want this report to be construed as an admission that you have beneficial ownership of one or more securities reported above, please describe
below       and       indicate        which        securities       are       at

issue.__________________________________________________________________________

________________________________________________________________________________

Securities Accounts
--------------------------------------------------------------------------------
      Name of Broker, Dealer or Bank      Date Account       Name(s) on and Type
                                         was estblished         of Account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

If you have no securities accounts to report, please check here.  [ ]

I CERTIFY THAT I HAVE INCLUDED ON THIS REPORT ALL SECURITIES TRANSACTIONS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.


--------------------------------------        -------------------
Signature                                     Date

                                      III-1

                                   APPENDIX IV
                               MDL ADVISORS, INC.
                             ANNUAL HOLDINGS REPORT

Name of Reporting Person: ______________________________________________________

Information in Report Dated as of: _____________________________________________

Date Report Due: _______________________________________________________________

Date Report Submitted: _________________________________________________________

Calendar Year Ended:  December 31, _______

Securities Holdings

------------------------------------------------------------------------------------------------------------------------------------
          Name of Issuer and Title of             No. of Shares (if applicable)           Principal Amount, Maturity Date
                    Security                                                             and Interest Rate (if applicable)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

If you have no securities holdings to report for the year, please check here.[ ]

If you do not want this report to be construed as an admission that you have beneficial ownership of one or more securities reported above, please describe
below       and       indicate        which        securities       are       at

issue.__________________________________________________________________________

________________________________________________________________________________

Securities Accounts
--------------------------------------------------------------------------------
      Name of Broker, Dealer or Bank              Name(s) on and Type
                                                       of Account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

If you have no securities accounts to report, please check here.  [ ]

I CERTIFY THAT I HAVE INCLUDED ON THIS REPORT ALL SECURITIES TRANSACTIONS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.


--------------------------------------        -------------------
Signature                                     Date

                                      IV-1

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                                   APPENDIX V
                               MDL ADVISORS, INC.
                         ANNUAL COMPLIANCE CERTIFICATION



                              Initial Certification

I certify that I: (i)   have received, read and reviewed the Fund's Code of
                        Ethics;
                  (ii)  understand the policies and procedures in the Code;
                  (iii) recognize that I am subject to such policies and
                        procedures;
                  (iv)  understand the penalties for non-compliance;
                  (v)   will fully comply with the Fund's Code of Ethics; and
                  (vi)  have fully and accurately completed this Certificate.

Signature: ___________________________

Name:     ____________________________ (Please print)

Date Submitted: ______________________

Date Due: ____________________________



                              Annual Certification

I certify that I: (i)   have received, read and reviewed the Fund's
                        Code of Ethics;
                  (ii)  understand the policies and procedures in the
                        Code;
                  (iii) recognize that I am subject to such policies
                        and procedures;
                  (iv)  understand the penalties for non-compliance;
                  (v)   have complied with the Fund's Code of Ethics
                        and any applicable reporting
                        requirements during this past year;
                  (vi)  have fully disclosed any exceptions to my
                        compliance  with the Code  below;
                  (vii) will fully comply with the Fund' Code of Ethics; and
                  (vi)  have fully and accurately completed this Certificate.

EXCEPTION(S): __________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Signature: ___________________________

Name:     ____________________________ (Please print)

Date Submitted: ______________________

Date Due: ____________________________

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                      CERTIFICATION PURSUANT TO RULE 17j-1

         The  undersigned,  ____________________________________  ,  in  his/her
capacity as  __________________________________________  , of MDL Advisors  Inc.
(the "Adviser"), adviser to the MDL Funds (the "Trust") hereby certifies the following:

1. The Adviser has adopted a Code of Ethics (the "Code") pursuant to, and in compliance with, Rule 17j-1 under the Investment Company Act of 1940;

2. The Adviser has adopted procedures reasonably necessary to prevent its access persons from violating its Code;

3. The Adviser's Code of Ethics contains provisions reasonably necessary to prevent access persons from violating Rule 17j-1(b); and

4. In accordance with Rule 17j-1, the Adviser has submitted its Code to the Trust's Board of Trustees for approval.


         Witness my hand this ____ day of _________, 2000


                                            ----------------------------
                                            Signature


                                            ----------------------------
                                            Printed Name


                                            ----------------------------
                                            Title

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